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                                                                       Exhibit 1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 2001, included in this Annual Report on Form 11-K of the Storage USA, Inc. Profit Sharing and 401(k) Plan, into the Company's previously filed Form S-8 Registration No. 33-80967.


                                                  ARTHUR ANDERSEN LLP



Memphis, Tennessee,
July 10, 2001.